UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 12, 2002

                               ROSS SYSTEMS, INC.

                                    DELAWARE
                                    --------

       0-19092                                       94-2170198
----------------------                  --------------------------------------
Commission File Number                  (I.R.S. Employer Identification Number)


                        Two Concourse Parkway, Suite 800
                             Atlanta, Georgia 30328
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                   (Registrant's principal executive offices)


                                 (770) 351 9600

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           (Registrant's telephone number, including telephone number)



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                               ROSS SYSTEMS, INC.

                                    FORM 8-K

                                  July 12, 2002

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous independent accountants.

     (i) Ross Systems, Inc. ("the Company"), on July 10, 2002, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants. The Company also engaged BDO Seidman, LLP to serve as the Company's independent public accountants for the year ended June 30, 2002. The audit committee of our board of directors participated in and approved the decision to change independent accountants.

     (ii) Andersen's reports on the Company's financial statements for the year ended June 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification. Andersen's report for the fiscal year ended June 30, 2001 was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) In connection with its audits for the two most recent fiscal years and through July 12, 2002, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements. Also, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

     (iv) On July 10, 2002, the Company provided Andersen with a copy of the foregoing disclosures. A copy of such letter is filed as appendix 16.1 to this Form 8-K.

(b) New independent accountants.

     (i) Effective July 11, 2002, we retained BDO Seidman, LLP, subject to the completion of their normal due diligence procedures, to perform the annual audit of our financial statements for the fiscal year ended June 30, 2002. During the two most recent fiscal years and through July 10, 2002, we have not consulted with BDO Seidman, LLP regarding the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements. Further, we did not consult BDO Seidman, LLP on any matter that was either the subject of a disagreement or reportable event with Arthur Andersen LLP as described in Regulation S-K, item 304(a)(2).

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

           (c) EXHIBITS (in accordance with Item 601 of Regulation S-K)

                     16.1 Letters Regarding Change in Certifying Accountant



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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized


                                  ROSS SYSTEMS, INC.



 Date: July 12, 2002
                                    /s/ Verome Johnston
                                    ------------------------------------------
                                    VEROME JOHNSTON
                                    Vice President and Chief Financial Officer


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                               ROSS SYSTEMS, INC.

                     Report on Form 8-K dated July 12, 2002

                                INDEX TO EXHIBITS


EXHIBIT NUMBER         EXHIBIT NAME

16.1                   Letters Regarding Change in Certifying Accountant